Exhibit 99.1

Stellar Acquisition III Inc. Announces Results of

Special Meeting of Shareholders

December 21, 2018

ATHENS, GREECE, December 21, 2018 -- Stellar Acquisition III, Inc. (“Stellar” or the “Company”) (NASDAQ: STLR) announced today that at its special meeting (“Special Meeting”) of shareholders held on December 21, 2018, its shareholders approved each of the proposals presented for vote at the Special Meeting, including proposals (i) to approve the agreement and plan of merger dated as of February 27, 2018, as amended by the First Amendment to the Merger Agreement dated as of November 1, 2018 (as amended, the “Merger Agreement”), by and among Stellar, STLR Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Stellar, and Phunware, Inc. (“Phunware”) and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder (“Business Combination”); (ii) to change the corporate structure and domicile of Stellar by way of continuation from a corporation incorporated under the laws of the Republic of the Marshall Islands to a corporation incorporated under the laws of the State of Delaware (the “Redomestication”) ; (iii) to approve the 2018 Equity Incentive Plan (the “Incentive Plan”, (iv) to approve the 2018 Employee Stock Purchase Plan (the “Stock Purchase Plan, and, together with the Incentive Plan, the “Benefit Plans”), and (v) to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of Stellar’s issued and outstanding common stock (the “Share Issuance”).

The effectiveness of the Redomestication, Benefit Plans and Share Issuance are contingent upon, or subject to, the consummation of the Business Combination. The consummation of the Business Combination is subject to compliance by Stellar and Phunware with the terms and conditions of the Merger Agreement and satisfaction of the conditions to closing set forth therein (unless waived) on or prior to December 26, 2018.

Additional Information and Where You Can Find It

In connection with the Business Combination and related transactions, Stellar filed a registration statement on Form S-4, which contains a proxy statement/ prospectus, which was declared effective by the SEC on November 13, 2018. Investors and security holders of Stellar and Phunware are urged to read the proxy statement/prospectus/information statement, which contains important information about Stellar and Phunware. The proxy statement/prospectus and other relevant materials, and any other documents filed by Stellar with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov.

About Stellar

Phunware is a provider of Multiscreen-as-a-Service (“MaaS”) solutions, an integrated customer engagement platform that enables organizations to develop customized, immersive, branded mobile applications. Phunware sells its services in verticals including healthcare, retail, hospitality, transportation, sports and entertainment, and enables brands to engage, manage and monetize their anytime-anywhere mobile users. Phunware’s MaaS technology is available in software development kit (“SDK”) form for organizations developing their own applications, via customized development services as well as prepackaged solutions. Through its integrated mobile advertising platform of publishers and developers, Phunware also maximizes mobile monetization through an advertising product suite including self-service media buying, real-time bidding (“RTB”), publisher mediation and yield optimization, cross-platform ad creation and dynamic ad serving.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Some of the statements in this release relating to the matters described herein are or may constitute “forward-looking statements.” Words such as “believe,” “expect,” “anticipate,” “project,” “target,” “optimistic,” “intend,” “aim,” “will”, “may” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the Business Combination and the proxy voting process (as well as the combined company's post-closing activities) include, but are not limited to: (i) statements about the benefits of the transaction involving Stellar and Phunware, including future financial and operating results; (ii) Stellar’s and Phunware’s plans, objectives, expectations and intentions (including with respect to the future Token Generation Event (“TGE”) and the use of proceeds from Stellar’s trust account); (iii) the expected timing of completion of the transaction and the SEC registration statement and proxy voting process; and (iv) other statements relating to the transaction, the SEC registration statement and proxy voting process and the combined company’s post-closing activities that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. Actual results could differ materially if not substantially from those described in the forward-looking statements. Important risks and other factors could cause actual results to differ materially from those indicated by such forward looking statements. With respect to the transaction, the SEC registration statement and proxy voting process and the combined company’s post-closing activities, such risks and uncertainties include, among many others: (i) the risks associated with Stellar’s the proxy voting process, including uncertainty regarding the number of Stellar shareholders who may request redemption and whether Stellar and Phunware shareholders will approve the transaction; (ii) the risk that the benefits to Stellar and its shareholders anticipated from transaction may not be fully realized or may take longer to realize than expected; (iii) the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items are not realized, (iv) the risks associated with concentration of Phunware’s business with certain customers; (v) the potential for reductions in industry profit margins due to, among other factors, declining service revenues; (vi) the inability of the post-closing combined company to expand and diversify the business of Phunware; (vii) changing interpretations of generally accepted accounting principles; (viii) the combined company’s continued compliance with government regulations; changing legislation and regulatory environments; (ix) the ability of the post-closing company to meet Nasdaq’s continued listing standards; (x) the potential for lower return on investment by Phunware’s expected TGE; (xi) the inability of Phunware to manage growth; (xii) requirements or changes affecting the MaaS/SaaS industry; (xiii) the general volatility of market prices of Stellar’s securities and general economic conditions; (xiv) the combined company’s ability to implement new strategies and react to changing market conditions; (xv) risks associated with operating hazards; (xvi) risks associated with competition; (xvii) risks associated with the loss of key personnel; (xviii) unexpected costs, liabilities or delays in the proposed transaction; (xix) the outcome of any legal proceedings related to the transaction; (xx) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or (xxi) any of the factors in detailed in the “Risk Factors” section of Stellar’s filings with the SEC.

The foregoing listing of risks is not exhaustive. These risks, as well as other risks associated with the transaction, are further discussed in Stellar’s registration statement to be filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in Stellar’s reports filed or to be filed with the SEC and available at the SEC's website at http://www.sec.gov. Forward-looking statements included in this press release speak only as of the date of this press release. Stellar undertakes and assumes no obligation, and does not intend, to update any forward-looking statements, except as required by law.

Company Contact: George Syllantavos co-CEO & CFO Stellar Acquisition III Inc. 90 Kifissias Avenue, Maroussi 15123, Athens, Greece Email: gs@stellaracquisition.com Website: www.stellaracquisition.com	Investor Relations / Media Contact:
Daniela Guerrero
Capital Link, Inc.
230 Park Avenue, Suite 1536
New York, N.Y. 10169
Tel.: (212) 661-7566
Fax: (212) 661-7526
E-Mail: stellaracquisition@capitallink.com